Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events.
Subsequent Events

15. Subsequent Events

In March 2015, the Group entered into agreements to acquire the majority of shares of two travel agencies, each of which has a license to sell and operate Taiwan tours in mainland China. The acquisitions closed on April 1, 2015. Total cash considerations are approximately RMB56 million subject to closing conditions and adjustments which are expected to complete in the second quarter of 2015.